Thrivent Variable Universal Life Insurance
Thrivent Variable Life Account I

Updating Summary Prospectus April 30, 2022
This updating summary prospectus summarizes key features of a flexible premium individual variable adjustable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans ("Thrivent") between 2004 and 2008.
The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at dfinview.com/Thrivent/VariableLife08. You can also obtain this information at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 30, 2021. This may not reflect all of the changes that have occurred since you entered into your Contract.
Content	Description of Changes
Availability of Portfolios	No changes.
Fee Table	The Fee Table was updated to reflect the new range of fees for Annual Portfolio Company Expenses. See the Appendix for the current fees associated with each Portfolio (investment option).
Standard Death Benefit	No changes.
Other Benefits	No changes.
Important Information You Should Consider About the Contract	The Annual Portfolio Company Expenses table was updated to reflect the new range as described above.
Overview of the Contract	No changes.
Premiums	No changes.
Surrenders and Withdrawals	No changes.
Lapse	No changes.
Other Changes	No changes.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	A Decrease Charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Face Amount. A Decrease Charge will be assessed if the Contract issued is in the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. The Decrease Charge will vary depending on the number of years since the Date of Issue , or the last increase in Face Amount. The maximum amount that may be charged is $49.25 per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $4,925 on a $100,000 decrease.			Charges Fee Table
Transaction Charges	In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions such as when you pay a premium, transfer Accumulated Value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit Rider.
A premium charge of 5% is deducted upon receipt of most premiums.
A partial surrender charge applies upon each partial surrender in excess of one per Contract Year. The maximum amount deducted is $25 per partial surrender. After the 10th Contract Year there will not be a partial surrender charge.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
An accelerated death benefit charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
	An illustration charge of $25 applies upon each request in excess of one per Contract Year.			Charges Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthly), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract . Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
	Investors will also bear expenses associated with Portfolio companies that correspond to Subaccount s available under the Contract, as shown in the following table:			Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	1.42%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
	Additionally, Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The primary purpose of this Contract is to provide Death Proceeds in the event of the Insured’s death. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract . You could lose some or all of your money.
	You should review the available Portfolios’ prospectuses before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent . More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.	Principal Risks of Investing in the Contract
Contract Lapse	If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active Death Benefit Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. No death benefit will be paid if the Contract is lapsed. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the insured person.	Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments	We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract .
We will not accept any premiums when the death benefit is based on the Table of Factors in your Contract or the portion of any premium that would cause the death benefit to be based on the Table of Factors.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC).	Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits	Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the Accumulated Value as part of the monthly deduction. Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to receive it.
Accidental Death Benefit
Disability Waiver of Monthly Deduction
Disability Waiver of Selected Amount
Applicant Waiver of Selected Amount
Guaranteed Increase Option
Child Term Life Insurance
Term Life Insurance
Spouse Term Life Insurance
Cost of Living Adjustment Benefit
Accelerated Death Benefit	Other Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will taxed be on an “income first” basis and may be subject to a penalty tax if taken before you are age 59  1⁄2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.	Taxes

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Your financial advisor or professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Distribution of the Contract

Special Terms
Accumulated Value	The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.
Additional Benefits	Benefits provided by riders, if any, attached to the Contract.
Beneficiary	The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.
Contract	The flexible premium variable life insurance Contract offered by us, (Thrivent) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and our Articles of Incorporation and Bylaws.
Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue	The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.
Death Benefit Guarantee	A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions as long as premium requirements are met. There are two levels of Death Benefit Guarantees available: basic and enhanced.
Death Benefit Guarantee Premium	The minimum monthly premium required to keep the Death Benefit Guarantee(s) in effect. Different combinations of age, sex, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.
Death Proceeds	The amount paid upon the death of the Insured.
Decrease Charge	A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge applies to decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount on the increased amount). We calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier.
Debt	All unpaid contract loans plus accrued interest.
Face Amount	The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.
Insured	The person on whose life the Contract is issued.
Owner	A person or entity who owns the Contract.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Table of Factors	The table found in the schedule pages of the Contract and used to calculate the minimum benefit.
we, us, our	Thrivent.
you, your	The Owner(s) of the Contract.

Appendix : Portfolio Companies Available Under the Contract
The following is a list of Portfolio s that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLife08. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/insurance/index.jsp.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5-YEAR	10-YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Foreign Large Blend	Thrivent International Allocation Portfolio (Subadvisor for International Small Cap Equity Assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5-YEAR	10-YEAR
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market – Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
MultiSector Bond	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
World Large - Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

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This updating summary prospectus incorporates by reference the Thrivent flexible premium individual variable adjustable life insurance prospectus and Statement of Additional Information (SAI), both dated April 30, 2022, as amended or supplemented.
The SAI dated April 30, 2022 contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife08. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form V-VQ-VUL(03) and state variations
EDGAR Contract No. C000007342	21232SPRU R4-22